EXHIBIT 24.3

POWER OF ATTORNEY

The undersigned individual (the "Reporting Person") hereby authorizes and designates Worldview Equity I, L.L.C.,
or such other person or entity as is designated in writing by James Strawbridge
(the "Designated Filer")
as the beneficial owner to prepare and file on behalf of the Reporting Person individually, or jointly together
with the any other reporting persons, any and all reports, notices, communications and other documents
(including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3,
Form 4 and Form 5) that
the Reporting Person may be required to file with the United States Securities and Exchange Commission
pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act")
and the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act")
(collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any
entity whose securities are beneficially owned (directly or indirectly) by the
Reporting Person (collectively, the "Companies").

The Reporting Person hereby further authorizes and designates each of James
Strawbridge, Daniel Dumais, James Wei and Michael Orsak
(each an "Authorized Signatory") as his true and lawful attorney-in-fact to execute and file on behalf of the Reporting Person
the Reports and to perform any and all other acts, which in the opinion of the
Designated Filer or Authorized Signatory may be
necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and each Authorized Signatory under this
Power of Attorney with
respect to the Reporting Person shall continue until the Reporting Person is no longer required to file any Reports
with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing.

The Reporting Person acknowledges that the Designated Filer and each Authorized
Signatory are not assuming any
of the Reporting Person's responsibilities to comply with the Act, the Exchange
Act or any other applicable law.

May 21, 2008
 _/s/Susumu Tanaka_________
  Susumu Tanaka